SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report
(Date of earlier event reported): May 19, 1998     Commission file number 1-5805
                                  ------------

                         THE CHASE MANHATTAN CORPORATION
             (Exact name of registrant as specified in its charter)


         Delaware                                             13-2624428
         --------                                             ----------
(State or Other Jurisdiction                               (I.R.S. Employer
    of Incorporation)                                     Identification No.)



     270 Park Avenue, New York, NY                              10017
     -----------------------------                              -----
(Address of Principal Executive Offices)                      (Zip Code)


       Registrant's telephone number, including area code: (212) 270-6000
                                                           --------------

Item 5. Other Events


      On May 19, 1998, The Chase Manhattan Corporation ("Chase") announced that its stockholders approved a 2-for-1 split of Chase's common stock. The record date for the split will be May 20, 1998, and the mail date for the additional shares issued as a result of the split will be June 12, 1998. The split will be reflected in trading beginning June 15, 1998. A press release relating to the stock split is attached as an exhibit hereto.

      Separately, on May 14, 1998, Chase commenced a public offering of 4,000,000 shares of its Fixed/Adjustable Rate Noncumulative Preferred Stock, pursuant to a Prospectus dated June 9, 1997, as supplemented by a Prospectus Supplement dated May 14, 1998 (collectively, the "Prospectus"). The Prospectus constitutes a part of Chase's Registration Statement on Form S-3, File No. 33-64261 (the "Registration Statement"). The offering is scheduled to close on May 21, 1998. Attached as an exhibit hereto is the Certificate of Designations with respect to the Preferred Stock.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

The following exhibits are filed with this report:

   Exhibit Number                     Description
--------------------                  --------------

       4                              Certificate of Designations for
                                      Fixed/Adjustable Rate Noncumulative
                                      Preferred Stock

      99                              Press Release - Common Stock Split

                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              THE CHASE MANHATTAN CORPORATION
                                                       (Registrant)



                                              By:  /s/Anthony J. Horan
                                                   --------------------------
                                                      Anthony J. Horan
                                                      Corporate Secretary


Dated:  May 20, 1998

                                  EXHIBIT INDEX


     Exhibit Number                Description
     --------------                -----------

           4                       Certificate of Designations for
                                   Fixed/Adjustable Rate Noncumulative
                                   Preferred Stock

          99                       Press Release - Common Stock Split